NATIONWIDE MUTUAL FUNDS

Nationwide Investor Destinations Aggressive Fund	Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Moderately Aggressive Fund	Nationwide Investor Destinations Conservative Fund
Nationwide Investor Destinations Moderate Fund

Supplement dated October 28, 2022
to the Prospectus dated February 28, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the following Funds will no longer invest in a fixed interest contract (“Nationwide Contract”) issued by Nationwide Life Insurance Company.

Fund Name
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE